UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2003

OLYMPIC RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Wyoming	0-30598	00-0000000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1599, 999 W. Hastings Street
Vancouver, BC, Canada V6C 2W2

(Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release Dated February 13, 2003
Press Release Dated February 17, 2003

Item 7.    Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

None.

(b)	Proforma Financial Information.

None.

(c)	Exhibits.

The following exhibits are filed herewith:

S-K Item Number	Description

99.1	Text of press release dated February 13, 2003.
99.2	Text of press release dated February 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PARKING CORPORATION

Date: February 18, 2003	By:	/s/ Patrick Forseille Patrick Forseille Chief Financial Officer

EXHIBIT INDEX

S-K Item
Number	Description

99.1	Text of press release dated February 13, 2003.
99.2	Text of press release dated February 17, 2003.